UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2006

CCC Information Services Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	000 - 28600	54-1242469

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

World Trade Center Chicago
444 Merchandise Mart
Chicago, Illinois 60654

(Address of Principal Executive Offices)

312-222-4636

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01.  Other Events.
On January 9, 2006, CCC Information Services Group Inc. (the “Company”) issued a press release announcing that it had scheduled a special meeting of stockholders in connection with its proposed merger with Cougar Holdings, Inc. and its wholly-owned subsidiary, Cougar Merger Sub, Inc., each affiliates of Investcorp, a global investment group. The special meeting will be held at the Holiday Inn Chicago Mart Plaza, 350 North Orleans Street, Chicago, Illinois on Thursday, February 9, 2006, beginning at 8:00 a.m., local time.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release issued January 9, 2006.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 9, 2006	CCC INFORMATION SERVICES GROUP INC.

	By:	/s/ Peter J. Falconer
Peter J. Falconer
Assistant General Counsel and
Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued January 9, 2006.